                                                                     EXHIBIT 1.2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                 OPENTV CORP.
                           (a British Virgin Islands
                        international business company)



                       ---------------------------------

                       7,500,000 Class A Ordinary Shares



                       INTERNATIONAL PURCHASE AGREEMENT
                       --------------------------------



Dated:  November   , 1999

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                        INTERNATIONAL PURCHASE AGREEMENT

                                                                                      Page
                                                                                      ----
SECTION 1. Representations and Warranties.............................................  4
(a) Representations and Warranties by the Company.....................................  4
(i) Compliance with Registration Requirements.........................................  4
(ii) Independent Accountants..........................................................  5
(iii) Financial Statements............................................................  5
(iv) No Material Adverse Change in Business...........................................  5
(v) Good Standing of the Company......................................................  6
(vi) Good Standing of Subsidiaries....................................................  6
(vii) Capitalization..................................................................  7
(viii) Authorization of Agreement.....................................................  7
(ix) Authorization and Description of Securities......................................  7
(x) Absence of Defaults and Conflicts.................................................  7
(xi) Absence of Labor Dispute.........................................................  8
(xii) Absence of Proceeding...........................................................  8
(xiii) Accuracy of Exhibits...........................................................  9
(xiv) Possession of Intellectual Property.............................................  9
(xv) Absence of Further Requirements..................................................  9
(xvi) Possession of Licenses and Permits..............................................  9
(xvii) Title to Property.............................................................. 10
(xviii) Compliance with Research Guidelines........................................... 10
(xix) Compliance with Cuba Act........................................................ 10
(xx) Investment Company Act........................................................... 11
(xxi) Environmental Laws.............................................................. 11
(xxii) Registration Rights............................................................ 11
(xxiii) Year 2000..................................................................... 11
(xxiv) Passive Foreign Investment Company............................................. 12
(xxv) Foreign Personal Holding Company................................................ 12
(xxvi) Statistical and Market-Related Data............................................ 12
(b) Officers' Certificates............................................................ 12
(c) Representations and Warranties of OpenTV, Inc..................................... 13
(i) Good Standing of OpenTV, Inc...................................................... 13
(ii) Authorization of Agreement....................................................... 13

SECTION 2. Sale and Delivery to the International Managers: Closing................... 14
(a) Initial Securities................................................................ 14
(b) Option Securities................................................................. 14
(c) Payment........................................................................... 14
(d) Denominations; Registration....................................................... 15

SECTION 3. Covenants of the Company................................................... 15
(a) Compliance with Securities Regulations and Commission Requests.................... 15
(b) Filing of Amendments.............................................................. 16

(c)  Delivery of Registration Statements.............................................. 16
(d)  Delivery of Prospectuses......................................................... 16
(e)  Continued Compliance with Securities Laws........................................ 17
(f)  Blue Sky Qualifications.......................................................... 17
(g)  Rule 158......................................................................... 17
(h)  Use of Proceeds.................................................................. 18
(i)  Listing.......................................................................... 18
(j)  Restriction on Sale of Securities................................................ 18
(k)  Reporting Requirements........................................................... 18
(l)  Compliance with NASD Rules....................................................... 19
(m)  Compliance with Rule 463......................................................... 19

SECTION 4.  Payment of Expenses....................................................... 19
(a)  Expenses......................................................................... 19
(b)  Termination of Agreement......................................................... 20

SECTION 5.  Conditions of International Managers' Obligations......................... 20
(a)  Effectiveness of Registration Statement.......................................... 20
(b)  Opinion of Counsel for Company................................................... 20
(c)  Opinion of Counsel for the International Managers................................ 21
(d)  Officers' Certificate............................................................ 21
(e)  Accountant's Comfort Letter...................................................... 21
(f)  Bring-down Comfort Letter........................................................ 21
(g)  Approval of Listing.............................................................. 22
(h)  No Objection..................................................................... 22
(i)  Lock-up Agreements............................................................... 22
(j)  Purchase of Initial U.S. Securities.............................................. 22
(k)  Conditions to Purchase of International Securities............................... 22
           (i)    Officers' Certificate............................................... 22
           (ii)   Opinion of Counsel for Company...................................... 22
           (iii)  Opinion of Counsel for International Managers....................... 22
           (iv)   Bring-down Comfort Letter........................................... 23
(l)  Additional Documents............................................................. 23
(m)  Termination of Agreement......................................................... 23

SECTION 6.  Indemnification........................................................... 23
(a)  Indemnification of the International Managers.................................... 23
(b)  Indemnification of Company, Directors and Officers............................... 25
(c)  Actions Against Parties; Notification............................................ 25
(d)  Settlement Without Consent if Failure To Reimburse............................... 26

SECTION 7.  Contribution.............................................................. 26

SECTION 8.  Representations, Warranties and Agreements To Survive Delivery............ 28

SECTION 9.  Termination of Agreement.................................................. 28
(a)  Termination; General............................................................. 28
(b)  Liabilities...................................................................... 28
SECTION 10.  Default by One or More of the International Managers..................... 29
SECTION 11.  Notices.................................................................. 29
SECTION 12.  Parties.................................................................. 30

SECTION 13.  GOVERNING LAW AND TIME................................................... 30

SECTION 14.  Agent for Service; Submission to Jurisdiction;
 Waiver of Immunities................................................................. 30

SECTION 15.  Judgment Currency........................................................ 31

SECTION 16.  Effect of Headings....................................................... 31

SECTION 17.  Counterparts............................................................. 32

                                 OpenTV Corp.

                          (a British Virgin Islands
                       international business company)

                      7,500,000 Class A Ordinary Shares

                                (No Par Value)

                       INTERNATIONAL PURCHASE AGREEMENT
                       --------------------------------

                                                            November   , 1999

MERRILL LYNCH INTERNATIONAL
MeesPierson N.V.
Thomas Weisel Partners LLC
 as Lead Managers of the several International Managers
c/o  Merrill Lynch International
     Ropemaker Place
     25 Ropemaker Street
     London EC2Y 9LY
     England

Ladies and Gentlemen:

          Each of OpenTV Corp., an international business company organized under the laws of the British Virgin Islands (the "Company") and OpenTV, Inc., a
                                                   -------
corporation organized under the laws of Delaware ("OpenTV, Inc."), confirms its agreement with Merrill Lynch International, ("Merrill Lynch") and each of the
                                              -------------
other international managers named in Schedule A hereto (collectively, the
                                      ----------
"International Managers," which term shall also include any underwriter
 ----------------------
substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, MeesPierson N.V. and Thomas Weisel Partners LLC are acting as representatives (in such capacity, the "Lead Managers"), with respect to the issue and sale by the Company and the purchase by the International Managers, acting severally and not jointly, of the respective numbers of Class A Ordinary Shares, no par value, of the Company ("Class A Ordinary Shares") set forth in
                                       -----------------------
said Schedule A, and with respect to the grant by the Company to the
     ----------
International Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 562,500 additional Class A Ordinary Shares to cover over-allotments, if any. The 3,750,000 Class A Ordinary Shares referred to in Schedule A (the "Initial
                                                 ----------       -------
International Securities") to be purchased by the International Managers and all
------------------------
or any part of the 562,500 Class A Ordinary Shares subject to the option described in Section 2(b) hereof (the "International Option Securities") are
                                       -------------------------------
hereinafter called, collectively, the "International Securities."
                                       ------------------------

          It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for
                                      -----------------------
the offering by the Company of an aggregate of 3,750,000 Class A Ordinary Shares (the "Initial U.S. Securities") through arrangements with certain underwriters
      -----------------------
inside the United States and Canada (the "U.S. Underwriters") for which Merrill
                                          -----------------
Lynch, Pierce, Fenner & Smith Incorporated and Thomas Weisel Partners LLC are acting as the representatives (the "U.S. Representatives") and the grant by the
                                    --------------------
Company to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or any part of the U.S. Underwriters' pro rata portion of up to 562,500 additional Class A Ordinary Shares solely to cover over-allotments, if any (the "U.S. Option Securities" and, together with the International Option
          ----------------------
Securities, the "Option Securities").  The Initial U.S. Securities and the U.S.
                 -----------------
Option Securities are hereinafter called the "U.S. Securities." It is understood
                                              ---------------
that the Company is not obligated to sell, and the International Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

          The International Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters," the Initial International Securities and
                         ------------
the Initial U.S. Securities are hereinafter collectively called the "Initial
                                                                     -------
Securities," and the International Securities and the U.S. Securities are
----------
hereinafter collectively called the "Securities."
                                     ----------

          The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for
                                      -------------- ---------
the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch International (in such capacity, the "Global
                                                                 ------
Coordinator").
-----------

          The Company understands that the International Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after this Agreement has been executed and delivered.

          The Company and the International Managers agree that up to ______ shares of the Initial International Securities to be purchased by the International Managers and up to __________ shares of the Initial U.S. Securities to be purchased by the U.S. Underwriters (collectively, the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Initial Securities by the Underwriters, subject to the terms of this Agreement and the U.S. Purchase Agreement, the applicable U.S. and foreign rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the

Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-1 (No. 333-89609) covering the
 ----------
registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses.
 --------
Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act
  ---------
(the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of
      --------------------                                   -----------
the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a

"Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b).
-----------
Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the International Securities (the "Form of
                                                                      -------
International Prospectus")  and one relating to the U.S. Securities (the "Form
------------------------                                                  ----
of U.S. Prospectus").  The Form of International Prospectus is identical to the
------------------
Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting" and the inclusion in the Form of
                               ------------
International Prospectus of sections under the captions "Additional Information"
                                                         ----------------------
and "Certain Netherlands Tax Consequences."  The information included in any
     ------------------------------------
such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective
(a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A
                                                              ---------
Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as
-----------
"Rule 434 Information."  Each Form of International Prospectus and Form of U.S.
---------------------
Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary
                                                              -----------
prospectus."  Such registration statement, including the exhibits thereto and
----------
schedules thereto, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the

"Registration Statement."  Any registration statement filed pursuant to Rule
-----------------------
462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b)
                                                                 -----------
Registration Statement," and after such filing the term "Registration Statement"
----------------------                                   ----------------------
shall include the Rule 462(b) Registration Statement. The final Form of International Prospectus and the final Form of U.S. Prospectus in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "International Prospectus" and the "U.S.
                                      ------------------------           ----
Prospectus," respectively, and collectively, the "Prospectuses."  If Rule 434 is
----------                                        ------------
relied on, the terms "International Prospectus" and "U.S. Prospectus" shall
                      ------------------------       ---------------
refer to the preliminary International Prospectus dated November 10, 1999 and the preliminary U.S. Prospectus dated November 10, 1999, respectively, each together with the applicable Term Sheet, and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the International Prospectus, the U.S. Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").
         -----

          SECTION 1. Representations and Warranties.
                     ------------------------------

          (a)   Representations and Warranties by the Company. The Company
                ---------------------------------------------
     represents and warrants to and agrees with each International Manager as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each International Manager, as follows:

          (i)   Compliance with Registration Requirements. Each of the
                -----------------------------------------
     Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto, became effective and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectuses, any preliminary prospectuses and any supplements thereto or prospectus wrappers prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither of the Prospectuses nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectuses shall not be "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the International Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any International Manager through the Lead Managers expressly for use in the Registration Statement or the International Prospectus.

          Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and each Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii)  Independent Accountants. The accountants who certified
                        -----------------------
         the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iii) Financial Statements. The financial statements included
                        --------------------
         in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the entities to which they relate as of the dates indicated and their respective results of operations, shareholders' equity and cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles under United States Accounting Standards ("U.S. GAAP") applied on a
                                              ---------
         consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected and summary financial data included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (iv) No Material Adverse Change in Business. Since the
                       --------------------------------------
         respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the

         Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse
                                                            ----------------
         Effect"), (B) there have been no transactions entered into by the
         ------
         Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (v)  Good Standing of the Company. The Company has been duly
                       ----------------------------
         organized and is validly existing as an international business company in good standing under the laws of the British Virgin Islands and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

                  (vi) Good Standing of Subsidiaries. Each "significant
                       -----------------------------        -----------
         subsidiary" of the Company (as such term is defined in Rule 1-02 of
         ----------
         Regulation S-X) and OpenTV, Inc. (each a "Subsidiary" and,
                                                   ----------
         collectively, the "Subsidiaries") has been duly organized and is
                            ------------
         validly existing as a corporation, general partnership, limited partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its organization, has organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation (or other such entity) to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock or other ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or other ownership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on
         Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                  (vii) Capitalization. The authorized, issued and outstanding
                        --------------
         capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any direct or indirect securityholder of the Company.

                  (viii) Authorization of Agreement. The execution, delivery and
                         --------------------------
         performance of this Agreement and the U.S. Purchase Agreement have been duly authorized by all requisite corporate action on the part of the Company. This Agreement and the U.S. Purchase Agreement have been duly executed and delivered by the Company.

                  (ix)   Authorization and Description of Securities. The
                         -------------------------------------------
         Securities to be purchased by the International Managers and the U.S. Underwriters from the Company have been duly authorized for issuance and sale to the International Managers pursuant to this Agreement and the U.S. Underwriters pursuant to the U.S. Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the U.S. Purchase Agreement, respectively, against payment of the consideration set forth herein and in the U.S. Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable. The Class A Ordinary Shares conform in all material respects to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same. No holder of the Securities will be subject to personal liability by reason of being such a holder and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (x) Absence of Defaults and Conflicts. Neither the Company nor
                      ---------------------------------
         any of its subsidiaries is in violation of its charter or by-laws (or equivalent constitutive documents) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not,
          --------------------------
         singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the U.S. Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the U.S. Purchase Agreement and in the

         Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds")
                                                             ---------------
         and compliance by the Company with its obligations under this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws (or equivalent constitutive documents) of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment
                                                                       ---------
         Event" means any event or condition which gives the holder of any note,
         -----
         debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                  (xi) Absence of Labor Dispute. No labor dispute with the
                       ------------------------
         employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or threatened labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.

                  (xii) Absence of Proceeding. There is no action, suit,
                        ---------------------
         proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect, or which, singly or in the aggregate, may reasonably be expected to materially and adversely affect the properties or assets of the Company or any of its subsidiaries or the consummation of the transactions contemplated in this Agreement and the U.S. Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Accuracy of Exhibits. There are no contracts or
                         --------------------
         documents which are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xiv) Possession of Intellectual Property. The Company and its
                        -----------------------------------
         subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures),trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary
                                               ---------------------
         to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

                  (xv) Absence of Further Requirements. No filing with, or
                       -------------------------------
         authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the U.S. Purchase Agreement, except such as have been already obtained and are in full force and effect or as may be required
         (i) under the 1933 Act or the 1933 Act Regulations or state securities laws, (ii) under the laws and regulations of jurisdictions outside of the United States and Canada where the International Managers may offer and sell the International Securities and (iii) under the laws and regulations outside the United States in which the Reserved Securities are offered..

                  (xvi) Possession of Licenses and Permits. Except as otherwise
                        ----------------------------------
         disclosed in the Registration Statement, the Company and its subsidiaries possess such permits, licenses (including, without limitation, television broadcast frequency allocations and licenses), approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate national,
          ---------------------
         provincial, state or local regulatory agencies or bodies necessary to conduct the business now operated by them. The Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xvii) Title to Property. The Company and its subsidiaries
                         -----------------
         have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xviii) Compliance with Research Guidelines. The Company,
                          -----------------------------------
         directly or indirectly, has not taken and will not take any action that is inconsistent with the guidelines set forth in the memorandum dated September 2, 1999 of Simpson Thacher & Bartlett relating to research reports, and, without limiting the foregoing, has not distributed and will not distribute, in any manner, any research report contemplated by such research guidelines or any portion thereof.

                  (xix)   Compliance with Cuba Act. The Company has complied
                          ------------------------
         with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                  (xx) Investment Company Act. The Company is not, and upon the
                       ----------------------
         issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").
                                                              --------

                  (xxi) Environmental Laws. Except as described in the
                        ------------------
         Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any applicable national, provincial, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the
                                               -------------------
         manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Law"), (B) the Company and its subsidiaries have all
          -----------------
         permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxii) Registration Rights. Except as disclosed in the
                         -------------------
         Prospectuses, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                  (xxiii) Year 2000. Any reprogramming required to permit the
                          ---------
         proper functioning, in and following the year 2000, of (i) the Company's and the Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's and the Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed. The cost to the Company and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company and its Subsidiaries to conduct its business without a Material Adverse Effect.

                  (xxiv) Passive Foreign Investment Company. The Company, based
                         ----------------------------------
         on its current operations and assets and taking into consideration the proceeds of the offering, believes that it is not a passive foreign investment company (a "PFIC") within the meaning of Section 1291 et seq. of the United States Internal Revenue Code of 1986, as amended (the "Code"), and is not likely to become a PFIC.

                  (xxv)  Foreign Personal Holding Company. The Company, to the
                         --------------------------------
         best of its knowledge, believes that it is not a foreign personal holding company (a "FPHC") within the meaning of Section 551 et seq. of the Code.

                  (xxvi) Statistical and Market-Related Data. The statistical
                         -----------------------------------
         and market-related data included in the Prospectuses are based on or derived from sources which the Company believes to be reliable and accurate in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

                  (b)    Officers' Certificates. Any certificate signed by any
                         ----------------------
officer of the Company or any of its subsidiaries delivered to the Global Coordinator, the Lead Managers or to counsel for the International Managers shall be deemed a representation and warranty by the Company to each International Manager as to the matters covered thereby.

                  (c) Representations and Warranties of OpenTV, Inc. OpenTV,
                      ---------------------------------------------
Inc. represents and warrants to and agrees with each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each U.S. Underwriter, as follows:

                  (i) Good Standing of OpenTV, Inc. OpenTV, Inc. has been duly
                      -----------------------------------------
         organized and is validly existing as a corporation in good standing under the laws of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement. OpenTV, Inc. is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

                  (ii) Authorization of Agreement. The execution, delivery and
                       --------------------------
         performance of this Agreement and the International Purchase Agreement have been duly authorized by all requisite corporate action on the part of OpenTV, Inc. This Agreement and the International Purchase Agreement have been duly executed and delivered by OpenTV, Inc.

                  SECTION 2. Sale and Delivery to the International
                             --------------------------------------
Managers: Closing
-----------------

                  (a) Initial Securities. The Company agrees to sell to each
                      ------------------
International Managers, severally and not jointly, and on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each International Manager, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial International Securities set forth in
   ----------
Schedule A opposite the name of such International Manager, plus any additional
----------
number of Initial International Securities which such International Manager may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                  (b) Option Securities. In addition, the Company hereby grants
                      -----------------
an option to the International Managers, severally and not jointly, to purchase up to an additional 562,500 Class A Ordinary Shares at the price per share set forth in Schedule B, less an amount per share equal to any dividends or
         ----------
distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Global Coordinator to the Company setting forth the number of International Option Securities as to which the several International Managers are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery for the International Option Securities (a "Date of Delivery") shall be determined by the Global
                      ----------------
Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the International Managers, acting severally and not jointly, on the basis of the representations and warranties of the Company contained herein and subject to the terms and conditions herein set forth, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities set forth in Schedule A opposite the name of such International
                        ----------
Manager bears to the total number of Initial International Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c) Payment. Payment of the purchase price for, and delivery
                      -------
of certificates for, the Initial Securities shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) November 29, 1999 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company (such time and date of payment and delivery being herein called "Closing Time").
               ------------

                  In addition, in the event that any or all of the International Option Securities are purchased by the International Managers, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company.

                  Payment shall be made to the Company by wire transfer of U.S. Dollars of immediately available funds to a bank account designated by the Company, against delivery to the Lead Managers for the respective accounts of the International Managers of certificates for the International Securities to be purchased by them. It is understood that each International Manager has authorized the International Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any International Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Manager from its obligations hereunder.

                  (d) Denominations; Registration. Certificates for the Initial
                      ---------------------------
International Securities and the International Option Securities, if any, shall be in such denominations and registered in such names as the Lead Managers may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the Lead Managers in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                  SECTION 3.  Covenants of the Company.  The Company covenants
                              ------------------------
with each International Manager as follows:

                  (a) Compliance with Securities Regulations and Commission
                      -----------------------------------------------------
Requests. The Company, subject to Section 3(b), will comply with the
--------
requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the

Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Filing of Amendments. The Company will give the Global
                      --------------------
Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the International Managers shall object.

                  (c) Delivery of Registration Statements. The Company has
                      -----------------------------------
furnished or will deliver to the Lead Managers and counsel for the International Managers, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Lead Managers, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Managers. The copies of the Registration Statement and each amendment thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) Delivery of Prospectuses. The Company has delivered to
                      ------------------------
each International Manager, without charge, as many copies of each preliminary prospectus as such International Manager Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Manager, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934
                                                                          ----
Act"), such number of copies of the International Prospectus (as amended or
---
supplemented) as such International Manager may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) Continued Compliance with Securities Laws. The Company
                      -----------------------------------------
will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the U.S. Purchase Agreement and the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Managers or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the International Managers such number of copies of such amendment or supplement as the International Managers may reasonably request.

                  (f) Blue Sky Qualifications. The Company will use its best
                      -----------------------
efforts, in cooperation with the International Managers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and of any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and of any Rule 462(b) Registration Statement.

                  (g) Rule 158. The Company will timely file such reports
                      --------
pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

                  (h) Use of Proceeds. The Company will use the net proceeds
                      ---------------
received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."
                    ---------------

                  (i) Listing. The Company will use its best efforts to effect
                      -------
the listing of the Class A Ordinary Shares (including the Securities) on the Amsterdam Stock Exchange and comply with the requirements of such exchange to maintain such listing. In addition, the Company will use its best efforts to effect and maintain the quotation of the Class A Ordinary Shares (including the Securities) on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (j) Restriction on Sale of Securities. During a period of 180
                      ---------------------------------
days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of or transfer any Class A Ordinary Shares or any securities convertible into or exercisable or exchangeable for Class A Ordinary Shares (including, without limitation, the Class B Ordinary Shares, no par value, of the Company) or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Class A Ordinary Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Class A Ordinary Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities hereunder or under the U.S. Purchase Agreement, (B) the issuance of any Class A Ordinary Shares by the Company upon the exercise of options or warrants or the conversion of securities outstanding on the date hereof and referred to in the Prospectuses or (C) the issuance of any Class A Ordinary Shares or options to purchase Class A Ordinary Shares granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses. In addition, during a period of one year from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, file any registration statement under the 1933 Act for the benefit of any person (or any of their transferees) listed on #1 through #__ of Schedule C hereto.

                  (k) Reporting Requirements. The Company, during the period
                      ----------------------
when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act and rules and regulations of the Commission thereunder within the time periods referred to therein.

                  (l) Compliance with NASD Rules. The Company hereby agrees that
                      --------------------------
it will ensure that the Reserved Securities will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The U.S. Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the U.S. Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

                  (m) Compliance with Rule 463. The Company will file with the
                      ------------------------
Commission such reports as may be required pursuant to Rule 463 of the 1933 Act Regulations.

                  SECTION 4. Payment of Expenses.
                             -------------------

                  (a) Expenses. The Company will pay all expenses incident to
                      --------
the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the U.S. Underwriters of this Agreement, any Agreement among U.S. Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers,
(iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel with the preparation of the Blue Sky Survey and any supplement thereto, (vi) one-half of all "roadshow" expenses of the Company and the Underwriters, (vii) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (viii) the preparation, printing and delivery to the Underwriters of copies of any Blue Sky Survey and any supplement thereto, (ix) the fees and expenses of any transfer agent or registrar for the Securities, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (xi) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market and (xii) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company.

                  (b) Termination of Agreement. If this Agreement is terminated
                      ------------------------
by the Lead Managers in accordance with the provisions of Section 5 hereof (other than in accordance with paragraph (j) as a result of the failure of the U.S. Underwriters to comply with their obligations under the U.S. Purchase Agreement) or Section 9(a)(i) hereof, the Company shall reimburse the International Managers for all of their out-of-pocket expenses incurred by the International Managers in connection with this Agreement or the offering of the Securities contemplated hereunder, including the reasonable fees and disbursements of counsel and special counsel for the International Managers.

                  SECTION 5. Conditions of International Managers' Obligations.
                             -------------------------------------------------
The obligations of the several International Managers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) Effectiveness of Registration Statement. The Registration
                      ---------------------------------------
Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Managers. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) Opinion of Counsel for Company. At Closing Time, the Lead
                      ------------------------------
Managers shall have received the favorable opinion, dated as of Closing Time, of each of (i) Cravath Swaine & Moore, counsel for the Company and OpenTV, Inc.,
(ii) Harney Westwood & Riegels, special British Virgin Islands counsel for the Company, (iii) Nauta Dutilh, special Dutch regulatory counsel for the Company and (iv) PricewaterhouseCoopers LLP, special Dutch tax counsel for the Company, each in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letters for each of the other International Managers to the effect set forth in Exhibits A-1 through A-5 thereto, respectively.

                  (c) Opinion of Counsel for the International Managers. At
                      -------------------------------------------------
Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of each of Simpson Thacher & Bartlett, counsel for the International Managers, and O'Neal Webster O'Neal Myers Fletcher & Gordon, special British Virgin Islands counsel to the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers as to such matters as are reasonably requested by the Lead Managers.

                  (d) Officers' Certificate. At Closing Time, there shall not
                      ---------------------
have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section l(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or are contemplated by the Commission.

                  (e) Accountant's Comfort Letter. At the time of the execution
                      ---------------------------
of this Agreement, the Lead Managers shall have received from PricewaterhouseCoopers Inc. a letter dated such date, in form and substance satisfactory to the Lead Managers, together with signed or reproduced copies of such letter for each of the other International Managers containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

                  (f) Bring-down Comfort Letter. At Closing Time, the Lead
                      -------------------------
Managers shall have received from PricewaterhouseCoopers Inc. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                  (g) Approval of Listing. At Closing Time, the Securities shall
                      -------------------
have been approved for listing on the Amsterdam Stock Exchange and shall have been approved for inclusion in the Nasdaq National Market, in each case, subject only to official notice of issuance.

                  (h) No Objection. The NASD has confirmed that it has not
                      ------------
raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (i) Lock-up Agreements. At the date of this Agreement, the
                      ------------------
Lead Managers shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule C hereto.
---------                                        ----------

                  (j) Purchase of Initial U.S. Securities. Contemporaneously
                      -----------------------------------
with the purchase by the International Managers of the Initial International Securities under this Agreement, the U.S. Underwriters shall have purchased the Initial U.S. Securities under the U.S. Purchase Agreement.

                  (k) Conditions to Purchase of International Securities. In the
                      --------------------------------------------------
event that the International Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Lead Managers shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of
                      ---------------------
         Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                  (ii) Opinion of Counsel for Company. The favorable opinion,
                       ------------------------------
         dated as of such Date of Delivery, of each of counsels listed in
         Section 5(b), each in form and substance satisfactory to counsel for the International Managers, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iii) Opinion of Counsel for International Managers. The
                        ---------------------------------------------
         favorable opinion of Simpson Thacher & Bartlett, counsel for the International Managers, and of O'Neal Webster O'Neal Myers Fletcher & Gordon, special British Virgin Islands counsel to the International Managers, each dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
         Section 5(c) hereof.

                  (iv) Bring-down Comfort Letter. A letter from
                       -------------------------
         PricewaterhouseCoopers Inc., in form and substance satisfactory to the Lead Managers and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Lead Managers pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (l) Additional Documents. At Closing Time and at each Date of
                      --------------------
Delivery, counsel for the International Managers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Lead Managers and counsel for the Internal Managers.

                  (m) Termination of Agreement. If any condition specified in
                      ------------------------
this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of International Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several International Managers to purchase the relevant Option Securities, may be terminated by the Lead Managers by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

                  SECTION 6. Indemnification.
                             ---------------

                  (a) Indemnification of the International Managers. Each of the
                      ---------------------------------------------
Company and OpenTV, Inc. agree jointly and severally to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in foreign jurisdictions in connection with the reservation and sale of the Reserved Securities to eligible employees and persons having relationships with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under (i), (ii) or (iii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

                  (b) Indemnification of Company, Directors and Officers. Each
                      --------------------------------------------------
International Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary international prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment or supplement thereto) or such preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

                  (c) Actions Against Parties; Notification. Each indemnified
                      -------------------------------------
party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not
        --------  -------
(except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Settlement Without Consent if Failure To Reimburse. If at
                      --------------------------------------------------
any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(iii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) Indemnification for Reserved Securities. In connection
                      ---------------------------------------
with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and persons having relationships with the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

                  SECTION 7. Contribution. If the indemnification provided for
                             ------------
in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Managers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the International Managers on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company on the one hand and the International Managers on the other hand in connection with the offering of the International Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the International Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the International Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the International Securities as set forth on such cover.

                  The relative fault of the Company on the one hand and the International Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(ii)(A) hereof.

                  Each of the Company, OpenTV, Inc. and the International Managers agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 7, no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls an International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The International Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial International Securities set forth opposite their respective names in Schedule A hereto and not joint.

                  SECTION 8. Representations, Warranties and Agreements To
                             ---------------------------------------------
Survive Delivery. All representations, warranties and agreements contained in
----------------
this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the International Managers.

                  SECTION 9. Termination of Agreement.
                             ------------------------

                  (a) Termination; General. The Lead Managers may terminate this
                      --------------------
Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the Amsterdam Stock Exchange or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by British Virgin Islands, Dutch, United States Federal or New York authorities.

                  (b) Liabilities. If this Agreement is terminated pursuant to
                      -----------
this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

                  SECTION 10. Default by One or More of the International
                              -------------------------------------------
Managers. If one or more of the International Managers shall fail at Closing
--------
Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the
                                                 --------------------
Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of International Securities to be purchased on such date, each of the non-defaulting International Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Managers, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of International Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the International Managers to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting International Manager.

                  No action taken pursuant to this Section shall relieve any defaulting International Manager from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the International Managers to purchase and the Company to sell the relevant International Option Securities, as the case may be, either the Lead Managers or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "International Manager" includes any person substituted for an International Manager under this
Section 10.

                  SECTION 11. Notices. All notices and other communications
                              -------
hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to the Lead Managers c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated at North Tower, World Financial Center, New York, New York 10281-1201, attention of Investment Banking; and notices to the Company shall be directed to it at OpenTV Corp., Abbot Building, Mount Street, Tortola, Road Town, British Virgin Islands, attention of ____________.

                  SECTION 12. Parties. This Agreement shall each inure to the
                              -------
benefit of and be binding upon the International Managers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Managers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections

6 and 7, and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Managers and the Company and their respective successors, and said controlling persons and officers and directors, and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any International Manager shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE
                              ----------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICT OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION 14. Agent for Service; Submission to Jurisdiction;
                              ----------------------------------------------
Waiver of Immunities. By the execution and delivery of this Agreement, the
--------------------
Company (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, 1633 Broadway, New York, New York 10019 (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any Federal or state court in the Borough of Manhattan, City of New York, State of New York, or brought under the United States Federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company in accordance with Section 11 shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Class A Ordinary Shares shall be outstanding; provided, however, that the Company may, by written notice to the
             --------  -------
Lead Managers, designate such additional or alternative agent for service of process under this Section 14 that (i) maintains an office located in the Borough of Manhattan, City of New York, in the State of New York and (ii) is either (x) counsel for the Company or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York.

                  To the extent that the Company or any of its properties, assets or revenues may or may hereafter become entitled to, or have attributed to the Company, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any New York or U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company, or any other matter under or arising out of or in connection with this Agreement or the International Purchase Agreement, the Company hereby irrevocably and unconditionally waives such right, and agrees not to plead or claim any such immunity, and consents to such relief or enforcement.

                  SECTION 15. Judgment Currency. The Company agrees to indemnify
                              -----------------
each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, against any loss incurred by such party as a result of any judgment or order being given or made against the Company for any U.S. dollar amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United
                                       -----------------
States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such party if such party had utilized such amount of Judgment Currency to purchase United States dollars as promptly as practicable upon such party's receipt thereof. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

                  SECTION 16. Effect of Headings.  The Section headings
                              ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 17. Counterparts. This Agreement may be executed in
                              ------------
one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the International Managers and the Company in accordance with its terms.

                                                 Very truly yours,

                                                 OPENTV CORP.


                                                 By:  __________________________
                                                         Name:
                                                         Title:


                                                 OPENTV, INC.


                                                 By:  __________________________
                                                         Name:
                                                         Title:

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH INTERNATIONAL
MEESPIERSON N.V.
 THOMAS WEISEL PARTNERS LLC


By:  MERRILL LYNCH INTERNATIONAL


By:  ______________________________
     Authorized Signatory


For themselves and as Lead Managers of the other International Managers named in Schedule A hereto.

                                  SCHEDULE A



                                                                         Number of
Name of International Manager                                             Initial
-----------------------------                                    International Securities
                                                                 ------------------------

Merrill Lynch International...............................

Thomas Weisel Partners LLC................................

MeesPierson N.V...........................................
                                                                          ---------
Total.....................................................                3,750,000
                                                                          =========

                                  SCHEDULE B

                                 OPENTV CORP.

                                 ------------

                            Class A Ordinary Shares

                                (No Par Value)

          1. The initial public offering price per share for the Securities, determined as provided in Section 2, shall be $______________.

          2. The purchase price per share for the International Securities to be paid by the several International Managers shall be $_________________, being an amount equal to the initial public offering price set forth above less $_________________ per share; provided that the purchase price per share for any International Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities.

                                 SCHEDULE C

                     List of Persons and Entities Subject
                                  to Lock-Up


1.  Myriad International Holdings BV (MIH Limited)

2.  Sun TSI Subsidiary, Inc (Sun Microsystems, Inc.)

3.  America Online, Inc.

4.  General Instrument Corp.

5.  Liberty Digital, Inc.

6.  News America Incorporated

7. Warner Bros., a division of Time Warner Entertainment Company, L.P. and Turner Broadcasting System, Inc.

8.  Jan Steenkamp

9.  Vincent Dureau

10. Randall Livingston

11. Mitchell Berman

12. Joel Zdepski

13. Regis Saint Girons

14. James Brown

15. Thomas Jackson

16. Michael Catalano

17. Clay Conrad

18. Marilyn Hommes

19. Mark Meagher

20. Gilles Boccon Gibod

21. Jon Haass

22. Igor Pavlin

23. Yeong-Su Sheu

24. Deborah Kanarek

25. Ravindranath Rishy-Maharaj

26. Jean-Rene Menand

27. Vera Lazarevic

                                                            Exhibit A-1
                                                            -----------

                 FORM OF OPINION OF CRAVATH, SWAINE & MOORE TO
                     BE DELIVERED PURSUANT TO SECTION 5(b)

     (i) OpenTV, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) OpenTV, Inc. has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the International Purchase Agreement.

     (iii) OpenTV, Inc.is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (iv) The International Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (v) The International Purchase Agreement has been duly authorized, executed and delivered by OpenTV, Inc.

     (vi) The International Purchase Agreement has been duly authorized, executed and delivered by MIH Limited.

     (vii) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (viii) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (ix) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

     (x) The form of certificate used to evidence the Class A Ordinary Shares complies in all material respects with all applicable requirements of the Nasdaq National Market.

     (xi) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     (xii) The information in the Prospectus under "Description of Capital Stock-Class A Ordinary Shares and Class B Ordinary Shares", "Business-- Intellectual Property", "Business--Legal Proceedings" and "Description of Capital Stock--Preferred Shares", "United States Federal Income Tax Consequences" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, OpenTV, Inc.'s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects; and the opinion of such firm set forth under "United States Federal Income Tax Consequences" is confirmed.

     (xiii) To the best of our knowledge, there are no Federal or New York State statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (xiv) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (xv) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     (xvi) The execution, delivery and performance of the International Purchase Agreement and the consummation of the transactions contemplated in the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the International Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of any applicable Federal or New York State law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

     (xvii) The execution, delivery and performance of the International Purchase Agreement and the consummation of the transactions contemplated in the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by OpenTV, Inc. with its obligations under the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the International Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of OpenTV, Inc. or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which OpenTV, Inc. or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of OpenTV, Inc. or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of OpenTV, Inc. or any subsidiary, or any applicable Federal or New York State law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over OpenTV, Inc. or any subsidiary or any of their respective properties, assets or operations.

     (xviii) To the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (xix) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of the British Virgin Islands, upon the opinion of Harney Westwood & Riegels, special counsel to the Company (which opinion shall be dated and furnished to the Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that Cravath, Swaine & Moore shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     Exhibit A-2
                                                                     -----------

                 FORM OF OPINION OF HARNEY WESTWOOD & RIEGELS
                   TO BE DELIVERED PURSUANT TO SECTION 5(b)



     (i) The Company has been duly organized and is validly existing as an international business company in good standing under the laws of the British Virgin Islands.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the International Purchase Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the International Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

     (v) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the International Purchase Agreement and, when issued and delivered by the Company pursuant to the International Purchase Agreement against payment of the consideration set forth in the International Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

     (vi) The issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company.

     (vii) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

     (viii) The International Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (ix) The form of certificate used to evidence the Class A Ordinary Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company.

     (x) To the best of our knowledge, there are no British Virgin Islands statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (xi) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     (xii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act

Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the International Purchase Agreement or for the offering, issuance or sale of the Securities.

     (xiii) The execution, delivery and performance of the International Purchase Agreement and the consummation of the transactions contemplated in the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the International Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operation.

     (xiv) The choice of New York law to govern the International Purchase Agreement constitutes a valid choice of law insofar as the law of the British Virgin Islands is concerned. The submission by the Company to the non-exclusive jurisdiction of any federal or state court sitting in New York County, New York is a valid submission insofar as the law of the British Virgin Islands is concerned.

     (xv) Any final and conclusive monetary judgment for a definite sum which is not subject to a stay of execution obtained against the Company in the courts of the State of New York in respect of the International Purchase Agreement would be treated by the courts of the British Virgin Islands as a cause of action in itself so that no retrial of the issues would be necessary.

     (xvi) The Company has the corporate power and authority to conduct its business as described in the Registration Statement, and the conduct of such business does not violate the provisions of its Memorandum of Association or Articles of Association or any applicable law, regulation, order or decree in the British Virgin Islands.

     (xvii) Neither the Memorandum of Association nor the Articles of Association of the Company nor any applicable British Virgin Islands law, regulation or decree imposes any pre-emptive or similar rights on the issuance and sale of the Shares by the Company.

     (xviii) The certificates evidencing the Shares are in due and proper form and comply with all applicable statutory requirements of the British Virgin Islands and with the Memorandum and Articles of Association of the Company.

     (xix) The statements set forth in the Prospectuses under the headings "Description of Capital Stock", "Risk Factors --Because we British Virgin Island company, you may have difficulty protecting your interests in respect of decisions made by our board of directors" and "--Because we are a British Virgin Island company, you may not be able to enforce judgements against us that are obtained in U.S. courts" and in the Registration Statement under Item 14 to the extent that they constitute a description of the laws and regulations of the British Virgin Islands, or its respective agencies, authorities or other governmental bodies, or documents, or proceedings or conclusions of British Virgin Islands law, are correct in all material respects.

     (xx) To the best of our knowledge, there are no proceedings pending before any court, tribunal, arbitrator, government agency or administrative body within the British Virgin Islands against or threatened against the Company of any of its assets which if adversely determined could or might result in any material adverse change in the business, assets or condition (financial or otherwise) of the Company or the ability of the Company to perform any obligations required by the terms and conditions of the International Purchase Agreement.

     (xxi) MIH Limited has been duly organized and is validly existing as an international business company in good standing under the laws of the British Virgin Islands.

     (xxii) MIH Limited has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

     (xxiii) MIH Limited is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (xxiv) The International Purchase Agreement has been duly authorized, executed and delivered by MIH Limited.

     (xxv) The execution, delivery and performance of the International Purchase Agreement and the consummation of the transactions contemplated in the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by MIH Limited with its obligations under the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the International Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of MIH Limited or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which MIH Limited or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of MIH Limited or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of MIH Limited or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over MIH Limited or any subsidiary or any of their respective properties, assets or operation.

                                                                     Exhibit A-3
                                                                     -----------

                        FORM OF OPINION OF NAUTA DUTILH
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)



1. The signing by the Parties of the International Purchase Agreement and the performance by them of their respective obligations thereunder, and the issuance and sale of the Shares and the use of proceeds for such sale indirectly by any of the Dutch subsidiaries as described in the Prospectuses under the caption "Use of Proceeds", do not in themselves, on the face of the Transaction Documents, violate Netherlands Law.

2. There are no statues or regulations of Netherlands Law or the Official Segment of Amsterdam Exchanges N.V. ("AEX") rules which are required by Netherlands Law or the AEX Rules to be described in the Prospectuses that are not described therein to the extent so required.

3. No consents or approvals and no licenses, authorizations or orders from or notices to or filings with any regulatory authority or governmental body of The Netherlands are required for the execution and delivery of the International Purchase Agreement or the offering, issuance, sale or delivery of the Shares in The Netherlands, except (i) filing, notice and approval requirements under the AEX Rules including, without limitation, approval by the AEX of the prospectuses and the application for admission of the Shares to listing on the ASE, and (ii) notice requirements to The Netherlands Central Bank ("De Nederlandsche Bank N.V.") pursuant to the Act on Foreign Financial Relations ("Wet Financiele Betrekkingen Buitenland") and regulations promulgated thereunder, provided, however, that the failure to observe the latter notice requirements would not adversely affect the validity of the International Purchase Agreement.

                                                                     Exhibit A-4
                                                                     -----------

                 FORM OF OPINION OF PRICEWATERHOUSECOOPERS LLP
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


The information in the prospectus under the caption "Certain Netherlands Tax Consequences" has been reviewed by us and is correct in all material respects.

                                                                       Exhibit B
                                                                       ---------

                                                                          , 1999

MERRILL LYNCH & CO
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
THOMAS WEISEL PARTNERS LLC
     c/o Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
     North Tower
     World Financial Center
     New York, New York 10281-1209
     United States of America

MERRILL LYNCH INTERNATIONAL
MEESPIERSON N.V.
THOMAS WEISEL PARTNERS LLC
c/o Merrill Lynch International
     25 Ropemaker Place
     London EC2Y 9LY
     United Kingdom

     Re:  Agreement not to sell or otherwise dispose of securities of OpenTV
          ------------------------------------------------------------------
Corp.
-----

Ladies and Gentlemen:

          The undersigned understands that OpenTV Corp. (the "Company") proposes to file a registration statement on Form F-1 (the "Registration Statement") with the United States Securities and Exchange Commission in connection with the initial public offering (the "Offering") of ordinary shares ("Shares") of the Company. The undersigned further understands that the Company proposes to enter into one or more purchase agreements (collectively, the "Purchase Agreement") with you as representative of the underwriters of the Offering (the Underwriters").

          In recognition of the benefit that the Offering will confer upon the undersigned as a securityholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company and the Underwriters to enter into the Purchase Agreement and to proceed with the offering, the undersigned hereby agrees, that from the date hereof until [the first anniversary of]/1/ [the date which is 180 days after]/2/ the date of


--------------------
/1/  For persons 1-__ on Schedule C.

the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch International, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer (collectively, a "Covered
                                                                   -------
Sale") any Shares (other than any Shares registered in the offering) or any
----
securities convertible into or exchangeable or exercisable for any Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the "Locked Shares") or request the filing of any registration
                    -------------
statement under the Securities Act of 1933, as amended (the "Securities Act"),
                                                             --------------
with respect to any of the foregoing (it being understood that such a request shall not be deemed to have been made pursuant to any registration rights agreement until a request is made thereunder and the mere entering into of any registration rights agreement shall not be deemed such a request) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Shares or other securities, in cash or otherwise.



--------------------------------------------------------------------------------
/2/  For persons __-15 on Schedule C.

[Notwithstanding the foregoing, on or after the date which is 181 days after the date of the Purchase Agreement, the undersigned may make a Covered Sale of any Locked Shares, pursuant to a private sale exempt from registration under the Securities Act and without engaging in any marketing activities, other than to any broker dealer, bank, investment fund, investment company, insurance company, trust fund, employee benefit plan or similar financial institution; provided,
                                                                    --------
however, that (x) the aggregate number of transferees (including subsequent
-------
transferees) who hold Locked Shares prior to the first anniversary of the date of the Purchase Agreement shall not exceed five and (y) each such transferee (including any subsequent transferee) must agree in writing to be bound by the terms of this agreement as if a party hereto.]/3/


                                    Sincerely,

                                    Name of Securityholder:

                                    ________________________________
                                    (Print)

                                    Signature:

                                    ________________________________
                                    Name:
                                    Title:
                                    (If not a natural person)



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/3/  For entities 1-__ on Schedule C.